Exhibit 99.1

FOR IMMEDIATE RELEASE

January 12, 2022

Contact:

Eric Herman

eherman@kivvit.com

LifeMD Expands Patient Offerings by Acquiring

Leading Allergy Telehealth Platform

Acquisition of Cleared Further Diversifies LifeMD’s Telehealth Offerings to Encompass

Allergy, Asthma, and Immunology

Acquisition Expected to Synergize with LifeMD Virtual Primary Care Platform

Acquisition Expected to Contribute to Growth and Value for LifeMD Shareholders

NEW YORK, January 12, 2022 — LifeMD, Inc. (NASDAQ: LFMD), a leading direct-to-patient telehealth company, today announced it has acquired Cleared, a rapidly growing nationwide allergy telehealth platform.

Cleared (www.getcleared.com) is a telehealth brand that provides personalized treatments for allergy, asthma, and immunology. Its offerings include in-home tests for both environmental and food allergies, prescriptions for allergies and asthma, and FDA-approved immunotherapies for treating chronic allergies. It boasts a network of medical professionals and providers in all 50 states, a growing pipeline of pharmaceutical partners, and treatments and tests that cost up to 50 percent less than the brand-name competition. The offerings include free consultations and ongoing care from U.S.-licensed allergists and nurses.

“This acquisition represents a major step forward for LifeMD’s mission of redefining and elevating American healthcare. Cleared is a transformational addition to our growing portfolio of telehealth capabilities and moves us beyond treating lifestyle conditions into chronic conditions with large addressable market demand,” said LifeMD Chairman and CEO Justin Schreiber. “Cleared is at a stage of rapid growth. We’re excited to work with their talented team to continue advancing the way Americans with allergies and respiratory conditions receive treatment.”

More than 75 million Americans, or 1 in 3 adults, suffer from allergies or asthma. In the U.S. alone, patients make approximately 24 million visits to a doctor for allergies or asthma each year, spending $11 billion on allergy and asthma medications and about $2.5 billion on visits to allergists.

Cleared has strategic partnerships with several biotech companies that have proprietary, FDA-approved medications and in-home diagnostics that are best-in-class for asthma and allergies. These partnerships allow Cleared to offer patients lower-priced allergy treatments by leveraging the efficiencies of a vertically integrated supply chain. Its direct, “B2B” relationships with pharmaceutical companies give Cleared direct access to new treatments, including home-testing and disease modifying medicines.

The acquisition marks the latest stage in LifeMD’s journey. It follows a year in which LifeMD served record numbers of patients and customers, hit record volumes in telemedicine orders, added highly respected experts to its Board of Directors, and is launching its own primary care platform. Cleared, for its part, has quickly become a “one-stop shop” for allergy, asthma, and immunology. With its easy online process and roster of board-certified and licensed allergists and immunologists, Cleared is on a path to becoming the largest allergy-treatment network in the country.

“This highly synergistic acquisition marries LifeMD’s robust telehealth and marketing infrastructure with Cleared’s bold vision of providing bespoke medical treatment to patients with allergies and immunological conditions,” said LifeMD President Alex Mironov. “The vertical integration between cutting edge at-home diagnostics, virtual allergist/immunologist visits, FDA-approved medications, and immunotherapies has created a first-in-class destination for end-to-end allergy treatment. We expect this acquisition will accelerate growth and enhance value for LifeMD shareholders.”

“I am thrilled to be pairing up with LifeMD, a company that has quickly become a leader in telehealth,” said Cleared co-founder and CEO Ryan Rockefeller. “Both LifeMD and Cleared share the same values of helping patients and transforming healthcare to be patient-centric, transparent, affordable and convenient. I look forward to working with LifeMD to continue developing a robust ecosystem of treatments and medical support.”

In addition to accelerating LifeMD’s revenue growth, the acquisition of Cleared is expected to be accretive to LifeMD’s Adjusted EBITDA in 2022.

Compelling Strategic Benefits

●	LifeMD’s technology infrastructure and marketing expertise expected to catalyze Cleared growth: LifeMD brings commercial, medical, regulatory and technology infrastructure and expertise, helping to rapidly accelerate Cleared’s growth in the $13.5 billion U.S. allergy market.

●	Cleared’s offering is synergistic with LifeMD’s current portfolio: Cleared will bring to LifeMD a portfolio of personalized treatments and diagnostics that is highly relevant to LifeMD’s current patient population and impending virtual primary care patients. LifeMD expects this transaction to serve as a framework for future partnerships and/or acquisitions in the traditional healthcare product world.

●	Accelerates LifeMD’s Revenue and Adjusted EBITDA Growth: Cleared was launched in 2019 and addresses significant addressable markets in allergy and other immunologic conditions. In addition to accelerating LifeMD’s revenue growth, the acquisition of Cleared is expected to be neutral to accretive to LifeMD’s Adjusted EBITDA in 2022 and significantly accretive thereafter.

Transaction Terms

Under the terms of the agreement, LifeMD will acquire all outstanding shares of Cleared at closing in exchange for a $460,000 upfront cash payment, and non-contingent milestone payments for total of $3.46 million ($1.73 million each on or before first and second anniversaries following the Closing Date). LifeMD will purchase a convertible note from a strategic pharmaceutical investor for $507,000. LifeMD also agreed to a performance-based earnout based on Cleared’s future net sales, payable in cash or shares at LifeMD’s discretion. The acquisition is subject to customary closing conditions, including applicable regulatory approvals and is expected to close in the first quarter of 2022.

About LifeMD

LifeMD, Inc. is a rapidly growing direct-to-patient telehealth company that offers cash-pay virtual medical care across all 50 states. LifeMD’s telemedicine platform enables virtual access to affordable and convenient medical treatment from licensed providers and, when appropriate, prescription medications and over-the-counter products delivered directly to the patient’s home. To learn more, go to LifeMD.com.

About Cleared

Cleared is a direct-to-consumer telehealth destination that provides end-to-end personalized care for allergy, asthma and immunology. Cleared’s strategic partnerships and ever-expanding network of US-licensed Allergists & Immunologists provide patients with fairly priced prescription allergy medications and immunotherapies via its telehealth clinic. For additional information on the Company, please visit its website at http://www.getcleared.com The information on its website does not, however, form a part of this press release.

Cautionary Note Regarding Forward Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended; Section 21E of the Securities Exchange Act of 1934, as amended; and the safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this news release may be identified by the use of words such as: “believe,” “expect,” “anticipate,” “project,” “should,” “plan,” “will,” “may,” “intend,” “estimate,” predict,” “continue,” and “potential,” or, in each case, their negative or other variations or comparable terminology referencing future periods. Examples of forward-looking statements include, but are not limited to, statements regarding our financial outlook and guidance, short and long-term business performance and operations, future revenues and earnings, regulatory developments, legal events or outcomes, ability to comply with complex and evolving regulations, market conditions and trends, new or expanded products and offerings, growth strategies, underlying assumptions, and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are not historical facts and are not assurances of future performance. Rather, these statements are based on our current expectations, beliefs, and assumptions regarding future plans and strategies, projections, anticipated and unanticipated events and trends, the economy, and other future conditions, including the impact of any of the aforementioned on our future business. As forward-looking statements relate to the future, they are subject to inherent risk, uncertainties, and changes in circumstances and assumptions that are difficult to predict, including some of which are out of our control. Consequently, our actual results, performance, and financial condition may differ materially from those indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, “Risk Factors” identified in our filings with the Securities and Exchange Commission, including, but not limited to, our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any amendments thereto. Even if our actual results, performance, or financial condition are consistent with forward-looking statements contained in such filings, they may not be indicative of our actual results, performance, or financial condition in subsequent periods.

Any forward-looking statement made in the news release is based on information currently available to us as of the date on which this release is made. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required under applicable law or regulation.

Company Contact

LifeMD, Inc.

Marc Benathen, CFO

Email Contact

Investor Relations Contact

Ashley Robinson

LifeSci Advisors, LLC

arr@lifesciadvisors.com

Media Contact

Eric Herman

Kivvit

eherman@kivvit.com